UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Skyline Champion Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Skyline Champion Corporation Annual Meeting of Shareholders Thursday, August 1, 2024 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/SKY for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/SKY For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/SKY To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 22, 2024. SEE REVERSE FOR FULL AGENDA Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On August 1, 2024 For Shareholders of record as of June 4, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/SKY Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Skyline Champion Corporation Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. To elect nine members of the Board of Directors, each to serve until the next annual meeting of shareholders or until a successor has been duly elected and qualified. 1.01 Keith Anderson 1.02 Michael Berman 1.03 Eddie Capel 1.04 Erin Mulligan Helgren 1.05 Michael Kaufman 1.06 Tawn Kelley 1.07 Nikul Patel 1.08 Gary E. Robinette 1.09 Mark Yost 2. To ratify the appointment of Ernst & Young LLP as Skyline Champion’s independent registered public accounting firm. 3. To consider a non-binding advisory vote on fiscal 2024 compensation paid to Skyline Champion’s Named Executive Officers. 4. To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name from Skyline Champion Corporation to Champion Homes, Inc. 5. To transact any other business that may properly come before the annual shareholders meeting or any postponements or adjournments thereof.